Exhibit 10.1

Four Oaks Place 1360 Post Oak Boulevard, Suite 2500 Houston, Texas 77056

Principals	Telephone:	(713) 850-9955
William B. Cline	Facsimile:	(713) 850-9966
Peter D. Gaffney	Email:	gcah@gaffney-cline.com

DKM/vaw/C1490.00/gcah.194.08

May 29, 2008

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

Repsol YPF S.A. Annual Report Form 20-F:

Ladies and Gentlemen:

As independent reserve engineers for Repsol YPF S.A., Gaffney, Cline & Associates, Inc. (GCA) hereby confirms that it has granted and not withdrawn its consent to the reference to GCA’s review of Repsol YPF’s reserves as of September 30, 2007 in the form and context disclosed by Respsol YPF in Section 2.2.1.1. “Oil and Gas Reserves” in Repsol YPF’s annual report on Form 20-F for the year ended December 31, 2007; and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

GCA audited certain areas in which Repsol YPF has an interest in Argentina, Venezuela and in the Gulf of Mexico, U.S.A.

* * * * *

Please do not hesitate to contact us if you have any questions.

Very truly yours,

GAFFNEY, CLINE & ASSOCIATES, INC.

/s/ David K. Morgan
David K. Morgan
Senior Manager

UNITED KINGDOM	UNITED STATES	SINGAPORE	AUSTRALIA	ARGENTINA	MOSCOW